Exhibit 99.1
AMENDMENT NO. 2
TO
LOAN AND SECURITY AGREEMENT
This Amendment No. 2 to Loan and Security Agreement (this “Amendment”) is entered into this 14th day of February, 2007 but effective as of December 30, 2006 subject to the terms of Section 5 hereof, by and among PlanetOut Inc., a Delaware corporation (“PlanetOut”), PlanetOut USA Inc. , a Delaware corporation (“PlanetOut USA”), LPI Media Inc., a Delaware corporation (“LPI”), SpecPub, Inc., a Delaware corporation (“SpecPub”), RSVP Productions, Inc., a Delaware corporation (“RSVP”), (PlanetOut, PlanetOut USA, LPI, SpecPub, and RSVP are collectively referred to herein as the “Borrowers” and individually as a “Borrower”), and ORIX Venture Finance LLC (“Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
Recitals
     A. Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of September 28, 2006, as amended by Amendment No. 1 to Loan and Security Agreement and Pledge Agreements dated as of November 8, 2006 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Lender has agreed to extend and make available to Borrower certain advances of money.
     B. PlanetOut desires to dispose of its membership interests in DSW (the “DSW Sale”).
     C. Borrowers desire that Lender consent to the DSW Sale and amend the Loan Agreement upon the terms and conditions more fully set forth herein.
     D. Subject to the representations and warranties of Borrowers herein and upon the terms and conditions set forth in this Amendment, Lender is willing to provide the limited waiver and consent contained herein and so amend the Loan Agreement.
Agreement
     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
     1. Limited Waiver. Lender hereby agrees, subject to the terms of Section 5 hereof, to waive any restrictions set forth in Section 7.1 that would otherwise prohibit PlanetOut from consummating the DSW Sale.

     2. Amendments to Loan Agreement.
          2.1 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a) of the Loan Agreement is hereby amended to renumber each of the existing subsections as (ii) through (vi) and include the following new subsection (i):
          “(i) as soon as available, but no later than twenty-five (25) days after the last day of each calendar month, prepared under GAAP by Borrower, consistently applied, monthly consolidated and consolidating balance sheets and income statements covering consolidated and consolidating operations of PlanetOut and its Subsidiaries during the period certified by a Responsible Officer and in a form acceptable to Lender;”
          2.2 Section 6.7 (Financial Covenants). Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:
          “(a) Minimum EBITDA. Maintain a minimum EBITDA as set forth on Schedule 6.7(a).
          (b) Borrowers Liquidity. Maintain a minimum Liquidity as set forth on Schedule 6.7(b).”
          2.3 Section 7.13 (PNO Liquidity). Section 7.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:
          “Allow any of Borrowers’ Subsidiaries that are not a Borrower to have more than $150,000 in unrestricted cash in the aggregate, at any given time.”
          2.4 Section 14.1 (Definitions). Section 14.1 of the Loan Agreement is hereby amended as follows:
          (a) The definition of “Adjusted EBITDA” is hereby deleted.
          (b) The definition of “Committed Revolving Line” is hereby amended and restated in its entirety as follows:
          ““Committed Revolving Line” is an aggregate principal amount equal to $3,000,000; provided, however, that the Committed Revolving Line shall be increased to an aggregate principal amount equal to $5,000,000 on January 1, 2008 so long as no Event of Default occurs in fiscal year 2007 following the effectiveness of this Amendment.”
          (c) The new definition of “Liquidity” is hereby inserted in the appropriate alphabetical order:
          ““Liquidity” means Borrowers’ and their respective Subsidiaries’ (i) unrestricted cash plus (ii) the percentage of net Accounts receivable listed on Schedule 6.7(b) minus (iii) Indebtedness.”

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          (d) Subsection (h) of the definition of “Permitted Investments” is hereby deleted in its entirety.
          2.5 Schedule 6.7 (Minimum EBITDA). Schedule 6.7 of the Loan Agreement is hereby amended and restated in its entirety as set forth on Schedule 6.7 attached hereto.
          2.6 Exhibit C (Description of Collateral). Exhibit C of the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit C attached hereto.
     3. Borrowers’ Representations And Warranties. Each Borrower represents and warrants that:
               (a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
               (b) such Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
               (c) the certificate of incorporation, bylaws and other organizational documents of such Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
               (d) the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of such Borrower;
               (e) this Amendment has been duly executed and delivered by the Borrowers and is the binding obligation of each Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and
               (f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Each Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrowers in connection with this Amendment and in connection with the Loan Documents.
          Each Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

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     4. Limitation. The waiver and amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
     5. Effectiveness. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:
          5.1 Amendment. Borrowers and Lender shall have duly executed and delivered this Amendment to Lender.
          5.2 Payment of Amendment Fee. Borrowers shall have paid Lender an amendment fee equal to $25,000.
          5.3 Payment of Lender Expenses. Borrowers shall have paid all Lender Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.
     6. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
     7. Integration. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Lender with respect to Borrowers shall remain in full force and effect.
     8. Governing Law; Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrowers and Lender each submit to the exclusive jurisdiction of the State and Federal courts in San Francisco County, California.
[signature page follows]

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     In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWERS:

PlanetOut Inc.		LPI Media Inc.

By:	/s/ Karen Magee	By:	/s/ Jeffrey Soukup

Name: Karen Magee		Name: Jeffrey Soukup

Title: CEO		Title: CFO

Address and facsimile number for notices:		Address and facsimile number for notices:

c/o PlanetOut Inc.		c/o PlanetOut Inc.
1355 Sansome Street		1355 Sansome Street
San Francisco, CA 94111		San Francisco, CA 94111
Attn: Todd Huge		Attn: Todd Huge
fax: (415) 834-6378		fax: (415) 834-6378

SpecPub, Inc.		RSVP Productions, Inc.

By:	/s/ Caryn Goldberg	By:	/s/ Jeffrey Soukup

Name: Caryn Goldberg		Name: Jeffrey Soukup

Title: CEO		Title: CFO

Address and facsimile number for notices:		Address and facsimile number for notices:

c/o PlanetOut Inc.		c/o PlanetOut Inc.
1355 Sansome Street		1355 Sansome Street
San Francisco, CA 94111		San Francisco, CA 94111
Attn: Todd Huge		Attn: Todd Huge
fax: (415) 834-6378		fax: (415) 834-6378

PlanetOut USA Inc.

By:	/s/ Jeffrey Soukup

Name: Jeffrey Soukup

Title: CFO

Address and facsimile number for notices:

c/o PlanetOut Inc.
1355 Sansome Street
San Francisco, CA 94111
Attn: Todd Huge
fax: (415) 834-6378

LENDER:

ORIX Venture Finance LLC

By:	/s/ Kevin P. Sheehan

Name: Kevin P. Sheehan

Title: President & CEO

Address and facsimile number for notices:

ORIX Venture Finance LLC,
245 Park Avenue, 19th Floor
New York, NY 10167-0001
Attn: Kevin Sheehan
Fax: (212) 497-7917

With a copy to:

ORIX Venture Finance LLC,
151 Lytton Avenue, Palo Alto,
CA 94301,
Attention: Mr. Michael David.
Fax: (650) 617-0706

Schedule 6.7
6.7(a)- Minimum EBITDA. Borrowers shall not permit EBITDA for any Test Period described in the table below to be less than the amount set forth opposite such period in such table:

Test Date	Test Period	Minimum EBITDA
December 31, 2006	Quarterly EBITDA for trailing three months	$600,000

March 31, 2007	Quarterly EBITDA for trailing six months	($500,000)

June 30, 2007	Quarterly EBITDA for trailing six months	($100,000)

September 30, 2007	Quarterly EBITDA for trailing six months	$1,700,000

December 31, 2007	Quarterly EBITDA for trailing six months	$500,000

March 31, 2008	Quarterly EBITDA for trailing six months	($500,000)

June 30, 2008	Quarterly EBITDA for trailing six months	$500,000

September 30, 2008	Quarterly EBITDA for trailing six months	$1,600,000

All remaining fiscal quarter ends through the Term Loan Maturity Date	Quarterly EBITDA for trailing six months	$1,600,000

6.7(b)- Minimum Liquidity. Borrowers shall not permit Liquidity for any Test Period described in the table below to be less than the amount set forth opposite such period in such table:

		Percentage of net
		Accounts receivable
Test Date	Test Period	applied to Liquidity	Minimum Liquidity

December 31, 2006	Fiscal quarter then ended	90%	$(1,302,000)

March 31, 2007	Calendar month then ended	90%	$1

April 30, 2007	Calendar month then ended	85%	$1

May 31, 2007	Calendar month then ended	85%	$1

June 30, 2007	Calendar month then ended	85%	$1

July 31, 2007	Calendar month then ended	85%	$1

August 31, 2007	Calendar month then ended	85%	$1

September 30, 2007	Calendar month then ended	85%	$1

All remaining calendar month ends through the Term Loan Maturity Date	Calendar month then ended	80%	$1

Exhibit C
Description of Collateral
“Collateral” means of all of each Borrower’s right, title and interest in and to the following whether owned now or hereafter acquired or arising, and wherever located: all its Accounts; all its Inventory; all its Equipment; all its Deposit Accounts; all its General Intangibles; all its Investment Property; all its Other Property; and any and all claims, rights and interests in any of the foregoing, and all guaranties and security for any of the foregoing, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, all of the foregoing, and such Borrower’s Books relating to any of the foregoing; provided, however, the Collateral shall not include (i) cash subject to a Lien described in subsection (g) of the definition of Permitted Liens; (ii) the “Pledged Collateral” as defined in the SpecPub Pledge Agreement and “Collateral” as such term is defined in that certain Security Agreement and Accommodation Security Agreement (the “SpecPub Security Agreement”) dated as of November 8, 2005 made by SpecPub in favor of the Sellers (as defined below) (collectively, the “Specified SpecPub Collateral”) so long as any of those certain Promissory Notes dated November 8, 2005 (the “LPI Notes”) made by LPI Media, Inc. (f/k/a Vulcan Acquisition Corp.) and SpecPub, Inc. (f/k/a SpecPub Acquisition Corp.) in favor of Lipo Liquidating Corp (f/k/a LPI Media, Inc.) (“Lipo”) and Speco Liquidating Corp. (f/k/a SpecPub, Inc.) (“Speco”; together with Lipo, the “Sellers”) remain outstanding; and (iii) any chattel paper and General Intangibles which are now or hereafter held or any equipment heretofore or hereafter acquired by any of the Borrowers as licensee, lessee or otherwise, to the extent that (x) such chattel paper, Equipment and General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (unless and solely to the extent that any such restriction on assignment or encumbrance is ineffective under the Code or other applicable law), without the consent of the licensor, lessor or financer thereof or other applicable party thereto and (y) such consent has not been obtained; provided that the Collateral shall include (a) any and all proceeds of such chattel paper, Equipment and General Intangibles to the extent that any anti-assignment clause in any agreement relating thereto does not restrict the assignment or encumbering of such proceeds, or if assignment or the granting of a lien in such proceeds is so restricted, solely to the extent that such restriction is ineffective under the Code or other applicable law and (b) upon the consent of any such licensor, lessor, financer or other applicable party to the encumbrance of any such otherwise excluded chattel paper, Equipment or General Intangibles being obtained, thereafter such chattel paper, Equipment or General Intangibles as well as any and all proceeds thereof that theretofore might have been excluded from such grant of a security interest.
Upon payment in full of the LPI Notes in accordance with Section 2.10 of the SpecPub Security Agreement (the “LPI Payoff”), the exclusion in subsection (ii) immediately above for the Specified SpecPub Collateral shall no longer apply.